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                                   EXHIBIT 3.1


FILED # C14826-00                                        Filing Fee:
                                   Receipt #:
MAY 26 2000               Articles of Incorporation
                             (PURSUANT TO NRS 78)
IN THE OFFICE OF                STATE OF NEVADA
Dean Heller                    SECRETARY OF STATE
DEAN HELLER, SECRETARY OF STATE


(For filing office use)                         (For filing office use)
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IMPORTANT:  Read instructions on reverse side before completing this form.
                        TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION: COYOTE VENTURES CORP.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent:           Michael A. Cane

Street Address: 101 Convention Center Dr., Suite 1200, Las Vegas, NV 89109
                ----------------------------------------------------------
                Street No.   Street Name               City          Zip

3. SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value:  100 Million   Par value: $ .001
                                   No. without par value: _________

4. GOVERNING BOARD: shall be styled as (check one):

      X        Directors  ______ Trustees

The FIRST BOARD OF DIRECTORS shall consist of 1 member(s) and the names and addresses are as follows:

Scott C. Houghton   1201 West Pender St., Ste. 202 Vancouver, BC V6E 2V2
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Name                Address                                  City/State/Zip

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Name                Address                                  City/State/Zip

5. PURPOSE: (optional) : The purpose of the corporation shall be:
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6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS
78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.

Michael A. Cane
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Name (print)

101 Convention Ctr. Dr Suite 1200 Las Vegas, NV 89109
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Address              City/State/Zip

/S/ Michael A. Cane
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Signature

State of Nevada, Country of Clark
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This instrument was acknowledged before me on
May 25      , 2000, by
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Michael A. Cane
-------------------
Name of Person

as incorporator of Coyote Ventures Corp.
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-----------------
Name (print)

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Address              City/State/Zip

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Signature

State of       , County of
         ------            -----

This instrument was acknowledged before me on
           , 199 , by
-------------------

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Name of Person
as incorporator of
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/S/ Carolyne S. Johnson
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Notary Public Signature
(affix notary stamp or seal)

/s/ NOTARY PUBLIC
STATE OF NEVADA
COUNTY OF CLARK
CAROLYNE S. JOHNSON
Not 97-4746-1
My Appointment Expires Nov. 5, 2001

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, Michael A. Cane hereby accept appointment as Resident Agent for the above named corporation.

/S/ Michael A. Cane                      05-25-00
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Signature of Resident Agent              Date


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